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                                                                     Exhibit 4.1

NUMBER                                                                    SHARES
MHL

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF OREGON                       CUSIP 59507X 10 1

                                   MICROHELIX


This certifies that ___________________________________________________________
Is the record holder of _______________________________________________________

                     FULLY PAID SHARES OF THE COMMON STOCK,
                           NO PAR VALUE PER SHARE, OF

                                MICROHELIX, INC.

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:

------------------------------                   ------------------------------
SECRETARY                                        PRESIDENT

         COUNTERSIGNED AND REGISTERED:
         UMB Bank, n.a.
         P.O. Box 410064
         Kansas City, Missouri  64141
         AS TRANSFER AGENT AND REGISTRAR

         By:
         Authorized Signature


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                  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common          (Oregon Custodians use the following)
TEN ENT - as tenants in the entireties  (Name) CUST UL OREG (Name) MIN__as
                                               Custodian under
JT TEN - as joint tenants with right of        the laws of Oregon, for__
         survivorship and not as tenants       a minor
         in common
                                        (Name) CUST (Name) (State) UNIF GIFT MIN
                                               ACT-__Custodian __Under ___
                                               Uniform Gifts to Minors Act

                 Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE [       ]

-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,OF ASSIGNEE) of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________

                                           X __________________________________
                                           X __________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By______________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.